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                                                                Exhibit 10.39(n)


                       AMENDMENT NO. 3 TO CREDIT AGREEMENT


   This Amendment No. 3 to Credit Agreement (this "Amendment Agreement") is entered into as of September 29, 1995 by and among URC Holdings Corp. (the "Borrower"), the undersigned lenders (the "Lenders") and The First National Bank of Chicago, as agent (the "Agent").

                             W I T N E S S E T H :

   WHEREAS, Underwriters Re Corporation (the "Old Borrower"), the Lenders and the Agent entered into that certain Credit Agreement dated as of November 16, 1992 (as assigned by the Old Borrower to the Borrower and as amended pursuant to that certain Assignment and Assumption, Waiver and Amendment Agreement dated as of October 7, 1993 among the Old Borrower, the Borrower, the Lenders and the Agent and as further amended pursuant to that certain Amendment No. 2 to Credit Agreement dated as of February 1, 1994, the "Credit Agreement"); and

   WHEREAS, the Borrower, the Lenders and the Agent have agreed to further amend the Credit Agreement on the terms and conditions herein set forth.

   NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Credit Agreement, as amended hereby.

2. Amendment to Credit Agreement. Section 6.17 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (b) thereof and inserting a comma in its place and (ii) adding the following to the end of such section:

   "and (d) by the extension of guaranties in the ordinary course of business to insureds of the obligations of insurers under insurance policies"

3. Consent. Notwithstanding Section 6.19 of the Credit Agreement to the contrary, the Borrower may purchase a parcel of real estate in New York, New York in 1995 or 1996 so long as the purchase price for such real estate does not exceed $1,800,000.

4. Representations and Warranties of the Borrower.

   4.1 The Borrower represents and warrants that the execution, delivery and performance by the Borrower of this Amendment Agreement have been duly authorized by all necessary corporate action and that this Amendment Agreement is a legal, valid and

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binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to
(a) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (b) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

   4.2 The Borrower hereby certifies that each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof.

5. Reference to and Effect on the Credit Agreement.

   5.1 Upon the effectiveness of this Amendment Agreement, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import and each reference to the Credit Agreement in each Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

   5.2 Except as specifically amended above, all of the terms, conditions and covenants of the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect and shall be binding upon the Borrower in all respects and are hereby ratified and confirmed.

   5.3 The execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of (a) any right, power or remedy of any Lender or the Agent under the Credit Agreement or any of the Loan Documents, or (b) any Default or Unmatured Default under the Credit Agreement.

6. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment Agreement, including the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

7. CHOICE OF LAW. THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

8. Execution in Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Amendment Agreement shall become effective as of the date first above written; provided, that the Agent has received counterparts of this





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Amendment Agreement duly executed by the Borrower and the Required Lenders.
                           [signature pages to follow]





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   IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders have executed this Amendment Agreement as of the date first above written.


                                      URC HOLDINGS CORP.

                                      By: /s/ Stephen C. Kolakowski
                                         ---------------------------------

                                      Title: Senior Vice President, CFO
                                             and Treasurer
                                             -----------------------------


                                      THE FIRST NATIONAL BANK OF CHICAGO,
                                            Individually and as Agent

                                      By: /s/ Marcia Saper
                                         ---------------------------------

                                      Title: Vice President
                                             -----------------------------


                                      THE BANK OF NEW YORK

                                      By: /s/ Christine M. Gerrich
                                         ---------------------------------

                                      Title: Vice President
                                             -----------------------------


                                      CREDIT LYONNAIS, SAN FRANCISCO BRANCH

                                      By: /s/ William J. Fischer
                                         ---------------------------------

                                      Title: Vice President & Manager
                                             -----------------------------


                                      CREDIT LYONNAIS, CAYMAN ISLANDS BRANCH

                                      By: /s/ William J. Fischer
                                         ---------------------------------

                                      Title: Authorized Signatory
                                             -----------------------------


                                      FIRST UNION NATIONAL BANK OF NORTH
                                      CAROLINA

                                      By: /s/ Jim F. Redman
                                         ---------------------------------

                                      Title: Senior Vice President
                                             -----------------------------





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                                    MELLON BANK, N.A.

                                    By: /s/ Richard A. Spelke
                                       ---------------------------------

                                    Title: First Vice President
                                           -----------------------------


                                    SANWA BANK CALIFORNIA

                                    By: /s/ John Hyche
                                       ---------------------------------

                                    Title: Vice President
                                           -----------------------------


                                    SHAWMUT BANK CONNECTICUT, N.A.

                                    By: /s/ James H. Steane
                                       ---------------------------------

                                    Title: Senior Vice President
                                           -----------------------------


                                    UNION BANK, N.A.

                                    By: /s/ Robert C. Dawson
                                       ---------------------------------

                                    Title: Vice President
                                           -----------------------------


                                    By: /s/ P.C. Rohling
                                       ---------------------------------

                                    Title: Vice President
                                           -----------------------------




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